 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 of theSecurities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 16, 2001

 Sears Credit Account Master Trust II
 (Exact name of registrant as specified in charter)

 Illinois
(State of Organization)

 0-24776
(Commission File Number)

 Not Applicable
 (IRS Employer Identification No.)

 c/o SRFG, Inc.
 3711 Kennett Pike
 Greenville, Delaware
(Address of principal executive offices)

 19807
(Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Effective as of December 7, 2000, SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The
First National Bank of Chicago) as Trustee (the "Trustee") entered into Amendment No. 4, Omnibus Amendment (the "Amendment") amending the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Sears and Trustee (the "Pooling and Servicing Agreement"), and each of the Series Supplements listed on Exhibit A to the Amendment. The Amendment is attached hereto as Exhibit 4.

Under the Amendment, the trust reporting system methodology for all activity in the trust has been converted to a calendar month basis from a sum-of-cycles basis in which calculations were based on the billing cycle for each account. Outstanding principal balances will now be calculated and reported based on the total receivables as of the beginning or end of the calendar month, as applicable.

Collections recorded in November that would have been included in December collections on a sum-of-cycles basis were also made available to investors and the Seller pursuant to the Pooling and Servicing Agreement, as described in Exhibits 20(a) through 20(p) hereto.

Finally, this reporting change will also affect the calculation of delinquencies. The calendar month reporting will reflect payments made after the end of the billing cycle but before the end of the month, which is expected to result in lower reported delinquencies than those that would have been reported on a sum-of-cycles basis. Accordingly, delinquencies reported on a calendar month basis are not comparable to delinquencies reported on a sum-of-cycles basis.

On January 16, 2001, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(p)

Item 7. Financial Statements and Exhibits

4.

Amendment No. 4, Omnibus Amendment dated as of December 7, 2000 amending Pooling and Servicing Agreement dated as of July 31, 1994 and each of the Series Supplements listed on Exhibit A.

20(a).

Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(b).

Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(c).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(d).

Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(e).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(f).

Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(g).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(h).

Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(i).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(j).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(k).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(l).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(m).

Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(n).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(o).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

20(p).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of January 16, 2001 and reflecting the performance of the Trust during the Due Period ended in December 2000, which will accompany the distribution on January 16, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Sears Credit Account Master Trust II
(Registrant)

By:

 SRFG, Inc.
(Originator of the Trust)

By:

 /s/ Donald J. Woytek
Donald J. Woytek
Vice President, Administration

Date: January 16, 2001

EXHIBIT INDEX

Exhibit No.

4.

Amendment No. 4, Omnibus Amendment dated as of December 7, 2000 amending Pooling and Servicing Agreement dated as of July 31, 1994 and each of the Series Supplements listed on Exhibit A.

20(a).

Series 1995-2 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(b).

Series 1995-3 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(c).

Series 1995-5 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(d).

Series 1996-1 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(e).

Series 1996-3 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(f).

Series 1996-4 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(g).

Series 1997-1 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(h).

Series 1998-1 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(i).

Series 1998-2 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(j).

Series 1999-1 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(k).

Series 1999-2 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(l).

Series 1999-3 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(m).

Series 2000-1 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(n).

Series 2000-2 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(o).

Series 2000-3 Monthly Investor Certificateholders' Statement (January 16, 2001)

20(p).

Series 2000-4 Monthly Investor Certificateholders' Statement (January 16, 2001)